STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
REVENUE	$ 30,251	$ 17,864	$ 104,998	$ 112,947
COST OF SALES	17,035	13,675	73,303	85,581
GROSS PROFIT	13,216	4,189	31,695	27,366
OPERATING EXPENSES	30,745	25,069	159,568	122,331
DEPRECIATION EXPENSE	391	29	244	116
TOTAL OPERATING EXPENSES	31,136	25,098	159,812	122,447
LOSS FROM OPERATIONS BEFORE OTHER EXPENSES	(17,920)	(20,909)	(128,117)	(95,081)
Penalties	(99)	(140)	(537)	(507)
Derivative valuation gain (loss)	1,481	2,578	(6,349)	(6,133)
Interest expense	(25,470)	(24,411)	(88,675)	(56,227)
TOTAL OTHER EXPENSES	(24,088)	(21,973)	(95,561)	(62,867)
LOSS FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(42,008)	(42,882)	(223,678)	(157,948)
Provision for income taxes
NET LOSS	$ (42,008)	$ (42,882)	$ (223,678)	$ (157,948)
BASIC AND DILUTED LOSS PER SHARE
WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING BASIC AND DILUTED	526,525,000	515,568,207	523,014,194	510,000,000